AMERICAN INDEPENDENCE FUNDS TRUST

(the “Trust”)

SUPPLEMENT DATED DECEMBER 30, 2013

TO THE

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION, DATED MARCH 1, 2013

(AS AMENDED THROUGH NOVEMBER 13, 2013)

AMERICAN INDEPENDENCE CORE PLUS FUND

(the “Fund”)

(TICKER SYMBOLS:  IIISX, IBFSX)

Effective immediately, the American Independence Core Plus Fund will change its name to the American Independence Boyd Watterson Core Plus Fund. Throughout the Prospectus and Statement of Additional Information, the name Core Plus Fund shall be changed to the Boyd Watterson Core Plus Fund. The investment objective and the strategies for the Fund will not change due to the name change. The CUSIP numbers and ticker symbols for the Fund will not change.

Old Name	New Name
American Independence Core Plus Fund	American Independence Boyd Watterson Core Plus Fund

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE